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                              MINNTECH CORPORATION
                           BOARD OF DIRECTORS MEETING
                                SEPTEMBER 26,1996



     RESOLVED that the 1989 Stock Plan (the "1989 Plan") of the Company, as previously amended, is hereby further amended effective as of September 26, 1996, as follows, provided that no such amendment shall impair the rights of an optionee (unless consent of such optionee shall have been obtained) under a Stock Option that was previously granted to such optionee.

          1.   Paragraph h. of Section 1 of the 1989 Plan is deleted.

          2. A new Paragraph v. is hereby added to Section 1 of the 1989 Plan to read as follows:

          v. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

          3. Paragraph 1. of Section 1 of the 1989 Plan is amended in its entirety to read as follows:

          1."NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule thereto.

          4. The first paragraph of Section 2 of the 1989 Plan is amended in its entirety to read as follows:

          The Plan shall be administered by the Board of Directors or a Committee of not less than three Non-Employee Directors, who shall be appointed by the Board of directors of the Company and who shall serve at the pleasure of the Board.

          5. Paragraph (c) of Section 5 of the 1989 Plan is amended in its entirety to read as follows:

          (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Notwithstanding the foregoing or any other provision of this Plan, unless the Stock Option Agreement provides otherwise, (1) any Stock Option granted under this Plan on or prior to September 26, 1996 (including options granted to Non-Employee Directors), that shall not have

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     previously expired shall be immediately exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company and, in addition, (2) any Stock Option granted under this Plan, whether prior to, on or after September 26, 1996 (including options granted to Non-Employee Directors), that shall not have previously expired shall be immediately exercisable in full, without regard to any installment exercise provisions, upon the occurrence of a Change in Control. For purposes of this Plan, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

               (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange
          Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities"), provided, however, that the following shall not constitute a Change in Control pursuant to this paragraph (c)(1):

                    (A) any acquisition or beneficial ownership by the Company or a Subsidiary;

                    (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries;

                    (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 70% of both the combined voting power of the Company's then outstanding Voting Securities and the Stock of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and Stock of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and Stock, as the case may be, immediately prior to such acquisition;


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               (2)  A majority of the members of the Board of Directors of the
          Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

               (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation of the Company (other than a merger or consolidation with a subsidiary of the Company) or a statutory exchange of outstanding Voting Securities of the Company, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and Stock of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and Stock of the Company, as the case may be; or

               (4) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or (y) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the combined voting power of the then outstanding voting securities of such coporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Stock of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and Stock of the Company, as the case may be.


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          6.   Paragraph (e) of Section 5 of the 1989 Plan is amended in its entirety to read as follows:

          (e) NON-TRANSFERABILITY OF OPTIONS. No Stock Options shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the optionee's lifetime, only by the optionee; provided, however, that any optionee may transfer any Non-Qualified Stock Option, whether granted prior to, on or after September 26, 1996 (including any such options granted to Non-Employee Directors), to members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the optionee does not receive any consideration for the transfer. Any Non-Qualified Stock Options held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Options immediately prior to their transfer.

          7. Paragraph (c)(i) of Section 7 of the 1989 Plan is amended in its entirety to read as follows:

          (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan; provided, however, that the participant may transfer any Restricted Stock, whether granted prior to, on or after September 26, 1996, to members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the participant does not receive any consideration for the transfer. Any Restricted Stock held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such Restricted Stock immediately prior to its transfer. In no event shall the Restriction Period be less than one (1) year. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

          8. Paragraph (c)(v) of Section 7 of the 1989 Plan is hereby amended in its entirety to read as follows:

          (v) Notwithstanding the foregoing, all restrictions with respect to any participant's shares of Restricted Stock that shall not previously have been forfeited shall lapse immediately upon the occurrence of a Change in Control.

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          9.   Paragraph (b)(i) Of Section 8 of the 1989 Plan is amended in its entirety to read as follows:

          (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period; provided, however, that any participant may transfer any Deferred Stock, whether granted prior to, on or after September 26, 1996, to members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners if the participant does not receive any consideration for the transfer. Any Deferred Stock held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such Deferred Stock immediately prior to its transfer and the transferee shall be deemed to be the participant for purposes of making the election referred to in paragraph (b)(v) of this
     Section 8. In no event shall the Deferral Period be less than one (1) year. At the expiration of the Deferral Period (or elective Deferral Period, where applicable), share certificates shall be delivered to the participant, transferee, or their respective legal representative, in a number equal to the shares covered by the Deferred Stock award.

          10. A new paragraph (b)(vii) is hereby added to Section 8 of the 1989 Plan to read as follows:

          (vii) Notwithstanding the foregoing, the Deferral Period (or Elective Deferred Period, where applicable) with respect to a participant's Deferred Stock that shall not previously have been forfeited shall expire and share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award upon the occurrence of a Change in Control.

          11. A new paragraph (g) is hereby added to Section 12 of the 1989 Plan to read as follows:

          (g) In the event of (a) the proposed dissolution or liquidation of the Company, (b) a proposed sale of substantially all of the assets of the Company or (c) a proposed merger or consolidation of the Company with or into any other entity, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange with any other entity (the actual effective date of the dissolution, liquidation, sale, merger, consolidation or exchange being herein called an "Event"), the Committee may, but shall not be obligated to, either (i) if the Event is a merger, consolidation or statutory share exchange, make appropriate provision for the protection of outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock awards granted under this Plan by the substitution, in lieu of such Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards,

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     of options to purchase, or stock appreciation rights with respect to, appropriate voting common stock (or of restricted voting common stock or, with respect to Deferred Stock Awards, voting common stock), as the case may be (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively with respect to Stock Options or Stock Appreciation Rights, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value as of the effective date of such merger, consolidation or statutory share exchange equal to the product of (x) the excess of (A) the Event Proceeds per Share (as hereinafter defined) covered by the Stock Options or Stock Appreciation Rights as of such effective date over (B) the exercise price per share of the shares of Stock subject to such Stock Options or used to measure the value of such Stock Appreciation Rights, times (y) the number of shares covered by such Stock Options or Stock Appreciation Rights, as the case may be, or (ii) declare, at least twenty days prior to the Event, and provide written notice to each optionee of the declaration, that each outstanding Stock Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event). In connection with any declaration pursuant to clause (ii) of the preceding sentence, the Committee may, but shall not be obligated to, cause payment to be made, within twenty days after the Event in exchange for each canceled Stock Option and Stock Appreciation Right, of cash equal to the amount (if any), for each share of Stock covered by the canceled option or used to measure the value of a Stock Appreciation Right, by which the Event Proceeds per share of Stock (as hereinafter defined) exceeds the exercise price per Share covered by such Stock Option or used to measure the value of a Stock Appreciation Right. At the time of any declaration pursuant to clause
     (ii) of the first sentence of this paragraph (g), each Stock Option and Stock Appreciation Right that has not previously expired or have been terminated or canceled pursuant to this Plan shall immediately become exercisable in full and each optionee or holder of a stock appreciation right shall have the right, during the period preceding the time of cancellation of the Stock Option or Stock Appreciation Right, to exercise his or her Stock Option or Stock Appreciation Right as to all or any part of the Shares covered thereby or used to measure the value thereof. In the event of a declaration pursuant to clause (ii) of the first sentence of this paragraph (g), each outstanding Stock Option and Stock Appreciation Right granted pursuant to this Plan that shall not have been exercised prior to the Event shall be canceled at the time of, or immediately prior to, the Event, as provided in the declaration, subject to the payment obligations of the Company, if any, provided in this paragraph (g). Notwithstanding the foregoing, no person holding a Stock Option or Stock Appreciation Right shall be entitled to the payment provided in this paragraph (g) if a Stock Option or Stock Appreciation Right shall have expired pursuant to this Plan. For purposes of this paragraph (g), "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per share of Stock by the

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     shareholders of the Company upon the occurrence of the Event.  Nothing stated in this paragraph (g) shall impair the rights of an optionee (unless the consent of the optionee shall have been obtained) under a Stock Option granted to such optionee on or prior to September 26, 1996, the date of adoption of the Amendment to this Plan to add paragraph (g).


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